UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2008

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                        Results of Operations and Financial Condition.

On January 30, 2008, Duke Realty Corporation (the “Company”) issued a press release (the “Press Release”) announcing its results of operations and financial condition for the fiscal year ended December 31, 2007.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

                On January 31, 2008, the Company also held a conference call to discuss the Company’s financial results for the fourth quarter ended December 31, 2007.  Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference.  The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

                The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On January 30, 2008, the Board of Directors (the “Board”) of the Company adopted amendments to Article III of the By-Laws of the Company, effective immediately. Article III of the By-Laws contains the provisions that address the capital stock of the Company. The By-Laws were amended in order to comply with recent rule changes of the Securities and Exchange Commission and the New York Stock Exchange that require listed companies to be eligible to issue shares in either certificated or uncertificated form and to participate in a book-entry share direct registration system, which allows for the electronic transfer of securities. The purpose of the amendments to the By-Laws is to incorporate into Article III the concept of uncertificated shares, as well as to add provisions relating to the transfer of such shares. Previously, the By-Laws did not specifically provide for the issuance of uncertificated shares.

                Set forth below is a description of the specific amendments to the By-Laws.

                Section 3.01 of the By-Laws has been amended to provide that the shares of stock of the Company may be issued in the form of uncertificated shares, in addition to certificated shares.  In addition, share ownership of the Company may be evidenced by registration in the holder’s name in uncertificated, book-entry form on the books of the Company in accordance with a direct registration system approved by the Securities and Exchange Commission and by the New York Stock Exchange (or its successor) or any other securities exchange or automated quotation system on which shares of the Company’s capital stock may from time to time be listed for quotation and trading.

                Section 3.03 of the By-Laws, which addresses transfers of shares, has been amended to provide that if the shares of the Company’s capital stock are issued in uncertificated form, then those shares may be transferred upon receipt of proper transfer instructions from the registered holder of the uncertificated shares, or from his or her agent thereunto duly authorized, in writing and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form.

                Amendment No. 1 to the Third Amended and Restated By-Laws of the Company is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by this reference.

Item 9.01.                        Financial Statements and Exhibits.

                        (d)       Exhibits

3.1                                 Amendment No. 1 to the Third Amended and Restated By-Laws of Duke Realty Corporation.

                                                            99.1                           Duke Realty Corporation press release dated January 30, 2008, with respect to its financial results for the fiscal year ended December 31, 2007.*

                                                            99.2                           Duke Realty Corporation transcript from the conference call held on January 31, 2008, with respect to its financial results for the fourth quarter ended December 31, 2007.*

*                 The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Matthew A. Cohoat
Matthew A. Cohoat
Executive Vice President and Chief Financial Officer

Dated:  February 5, 2008